UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2006

BRAVO RESOURCE PARTNERS LTD.
(Exact name of registrant as specified in its charter)

Yukon, British Columbia	0-30770	04-3779327
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2993 S. Peoria Street, Suite 302
Aurora, Colorado 80014
(Address of principal executive offices) (Zip Code)

Registrant's telephone number including area code: (303) 261-1370

_____________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective February 23, 2005, Dohan and Company, CPAs, replaced Davidson & Company LLP as the Registrant’s auditors, subsequent to the resignation of Davidson & Company LLP. The change in auditors was recommended and approved by the Company's board of directors.

The reports of Davidson & Company LLP on the financial statements for the fiscal years ended July 31, 2003 and 2004 contained no adverse opinion or disclaimer of opinion, audit scope or accounting principle.

In addition, during such fiscal years: (1) no disagreements with Davidson & Company LLP have occurred on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Davidson & Company LLP would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements; (2) no reportable events involving Davidson & Company LLP have occurred that must be disclosed under applicable securities laws.

The Registrant has requested Davidson & Company LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

A. Financial Statements

None

B. Exhibits

16	Letter from Davidson & Company

Cautionary Statement for Purposes of the "Safe Harbor "Provisions of the Private Securities Litigation Reform Act of 1995.

The matters discussed in this report on Form 8-K, when not historical matters, are forward-looking statements that involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Such factors include, among others, the willingness and ability of third parties to honor their contractual obligations, the availability of equipment and qualified personnel, the decisions of third parties over which the Company has no control, commodity prices, environmental and government regulations, availability of financing, judicial proceedings, force majeure events, and other risk factors as described from time to time in the Company's filings with the SEC. Many of these factors are beyond the Company's ability to control or predict. The Company disclaims any intent or obligation to update its forward-looking statements, whether as a result of receiving new information, the occurrence of future events, or otherwise.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

BRAVO RESOURCE PARTNERS, LTD.

Date: November 15, 2006	By:	/s/ Tyrone R. Carter
	Name:	Tyrone R. Carter
	Title:	Director